SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13
or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2004 (December 6, 2004)

Triple-S Management Corporation

(Exact name of registrant as specified in this charter)

Puerto Rico	000-49762	66-0555678

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico	00920

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(787) 749-4949

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (d) Appointment of Director.

     On December 6, 2004, the Board of Directors of Triple-S Management Corporation (the “Company”) appointed Mr. Juan E. Rodríguez Díaz, Esq., to serve as director and fill in the vacancy left by Mr. José Davison Lampón. Mr. Rodríguez Díaz will be considered a member of the Board representative of the community, as was the case with Mr. Davison Lampón.

     As of the date of hereof, Mr. Rodríguez Díaz, Esq., has not been named to any committee of the Board of Directors of the Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

TRIPLE-S MANAGEMENT CORPORATION
By:	/s/ Ramón Ruiz-Comas
Ramón Ruiz Comas
President & CEO

Date: December 27, 2004

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